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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 3, 2004

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                            THE LUBRIZOL CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-5263                  34-0367600
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)



   29400 Lakeland Boulevard, Wickliffe, Ohio                         44092
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    (Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code (440) 943-4200
                                                           ---------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 3, 2004, pursuant to the Agreement and Plan of Merger, dated April 15, 2004 (the "Merger Agreement"), by and among The Lubrizol Corporation ("Lubrizol"), Lubrizol Acquisition Corporation and Noveon International, Inc. ("Noveon International"), Lubrizol Acquisition Corporation was merged with and into Noveon International. In connection with the merger, Noveon International was the surviving corporation and became a wholly owned subsidiary of Lubrizol.

     Noveon International is a global producer and marketer of technologically advanced specialty chemicals for a broad range of consumer and industrial applications. Lubrizol intends to utilize the assets of Noveon International and its subsidiaries to produce substantially the same specialty chemicals sold by the acquired businesses prior to the merger.

     Lubrizol paid approximately $920.0 million for the equity of Noveon International, minus certain transaction expenses of Noveon International, and expects to pay an aggregate of approximately $1.1 billion in connection with the refinancing of the outstanding indebtedness of Noveon International and its subsidiaries. The amount of consideration paid for the equity of Noveon International was determined through arms-length negotiations between Lubrizol and Noveon International.

     Lubrizol financed the acquisition of Noveon International, and will be refinancing the indebtedness of Noveon International and its subsidiaries, through draws under Lubrizol's 364-Day Credit Agreement, dated May 28, 2004 (the "364-Day Credit Agreement"), entered into with Citicorp North America, Inc., KeyBank National Association, ABN AMRO Bank N.V., Wachovia Capital Investments, Inc., The Bank of Tokyo-Mitsubishi, Ltd. and PNC Bank, National Association.

     Prior to the merger, Noveon International was controlled by AEA Investors LLC, Credit Suisse First Boston LLC, MidOcean Capital/PMD Investors, LLC and their respective affiliates.

     Copies of the Merger Agreement, certain ancillary agreements, the 364-Day Credit Agreement and the press release announcing the completion of the merger are filed as Exhibits 2.1, 2.2, 2.3, 10.1 and 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)-(b) Financial statements and pro forma financial information will be filed, pursuant to the provisions of Items 7(a)(4) and 7(b)(2) of Form 8-K, in an amendment to this Current Report on Form 8-K filed within 60 days after the date that this filing was required to be made.

(c)  The following are filed as exhibits to this Current Report on Form 8-K:

     2.1 Agreement and Plan of Merger, dated April 15, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition Corporation and Noveon International, Inc.*

     2.2 Side Letter Agreement, dated April 15, 2004, delivered by Fried, Frank, Harris, Shriver & Jacobson LLP on behalf of Noveon International, Inc.*

     2.3 Side Letter Agreement regarding payment procedures, dated June 2, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition Corporation, Noveon International, Inc. and Fried, Frank, Harris, Shriver & Jacobson LLP.

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     10.1 364-Day Credit Agreement, dated May 28, 2004, by and among The
          Lubrizol Corporation, Citicorp North America, Inc., KeyBank National Association, ABN AMRO Bank N.V., Wachovia Capital Investments, Inc., The Bank of Tokyo-Mitsubishi, Ltd. and PNC Bank, National Association.

     99.1 Press Release, dated June 3, 2004.

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    * The schedules to these agreements have been omitted pursuant to Item
      601(b)(2) of Regulation S-K. Copies of these schedules will be provided to the Securities and Exchange Commission upon request.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE LUBRIZOL CORPORATION

                                        By: /s/ Leslie M. Reynolds
                                            ---------------------------------
                                        Name:  Leslie M. Reynolds
                                        Title: Corporate Secretary and Counsel



Date:  June 16, 2004






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                                  EXHIBIT INDEX

Exhibit Number      Exhibit Description
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     2.1            Agreement and Plan of Merger, dated April 15, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition
                    Corporation and Noveon International, Inc.

     2.2 Side Letter Agreement, dated April 15, 2004, delivered by Fried, Frank, Harris, Shriver & Jacobson LLP on behalf of Noveon International, Inc.

     2.3 Side Letter Agreement regarding payment procedures, dated June 2, 2004, by and among The Lubrizol Corporation, Lubrizol Acquisition Corporation, Noveon International, Inc. and Fried, Frank, Harris, Shriver & Jacobson LLP.

     10.1 364-Day Credit Agreement, dated May 28, 2004, by and among The Lubrizol Corporation, Citicorp North America, Inc., KeyBank National Association, ABN AMRO Bank N.V., Wachovia Capital Investments, Inc., The Bank of Tokyo-Mitsubishi, Ltd. and PNC Bank, National Association.

     99.1           Press Release, dated June 3, 2004.